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                                                                   EXHIBIT 10.29


                              SILEX SYSTEMS LIMITED

                                       AND

                               ISONICS CORPORATION



                          JOINT R&D PROJECT AGREEMENT



                                 ANDERSEN LEGAL
                                     Lawyers
                     A member firm of Andersen Worldwide SC
                                    Level 12
                                141 Walker Street
                              North Sydney NSW 2060
                              Tel: +61 2 9964 6600
                               Fax: +612 9964 6650
                                 DX 1085 Sydney
                               Ref: CGC:SIL063/07

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                                TABLE OF CONTENTS

     CLAUSE                                                                     Page No
1.   DEFINITIONS AND INTERPRETATION.............................................    1

     1.1  DEFINITIONS...........................................................    1
     1.2  INTERPRETATION........................................................    4
     1.3  SCHEDULES.............................................................    4

2.   THE PROGRAM................................................................    4

     2.1  PURPOSE...............................................................    4
     2.2  SCOPE OF PROGRAM......................................................    4
     2.3  AMENDMENT TO SCOPE OF PROGRAM.........................................    5
     2.4  THIRD PARTY RESEARCHERS...............................................    5
     2.5  INTERIM REPORTING.....................................................    5
     2.6  FINAL REPORT..........................................................    6

3.   PROVISION OF INFORMATION AND INSPECTIONS...................................    6

     3.1  PROVISION OF INFORMATION BY ISONICS...................................    6
     3.2  PROVISION OF INFORMATION BY SILEX.....................................    7
     3.3  CONTINUING OBLIGATIONS................................................    7
     3.4  FULL ACCESS...........................................................    7
     3.5  INSPECTIONS AND DISCUSSIONS...........................................    8

4.   FUNDING....................................................................    8

     4.1  ALLOCATION OF FUNDING.................................................    8
     4.2  RIGHT TO INSPECT BOOKS................................................    9
     4.3  THIRD PARTY FUNDING...................................................    9
     4.4  REFUND TO SILEX.......................................................   10

5.   INTELLECTUAL PROPERTY RIGHTS AND MATERIALS.................................   10

     5.1  OWNERSHIP.............................................................   10
     5.2  THE TECHNOLOGY OF EACH PARTY..........................................   10
     5.3  THE YALE PATENTS......................................................   11

6.   CONFIDENTIALITY............................................................   11

     6.1  CONFIDENTIALLY OBLIGATIONS............................................   11
     6.2  PUBLIC ANNOUNCEMENTS..................................................   11
     6.3  DISCLOSURE REQUIRED BY LAW............................................   11

7.   FUTURE CONDUCT AND RELATIONSHIP............................................   12

     7.1  FUTURE JOINT EFFORTS..................................................   12
     7.2  RIGHT TO USE RESULTS..................................................   12
     7.3  USE OF EACH PARTY'S NAME..............................................   12

8.   TERM AND TERMINATION.......................................................   13

     8.1  TERM..................................................................   13
     8.2  COMMON TERMINATION RIGHTS.............................................   13
     8.3  SURVIVAL..............................................................   14

9.   GENERAL....................................................................   14
     9.1  ENTIRE AGREEMENT......................................................   14

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                                       ii

     9.2  AMENDMENT.............................................................   14
     9.3  WAIVER................................................................   14
     9.4  SEVERANCE.............................................................   14
     9.5  GOVERNING LAW.........................................................   14
     9.6  ASSIGNMENT............................................................   15
     9.7  FURTHER ASSURANCES....................................................   15
     9.8  COUNTERPARTS..........................................................   15
     9.9  NOTICES...............................................................   15

THIS AGREEMENT is made on 21 April 1999.

PARTIES:

     SILEX SYSTEMS LIMITED (ACN 003 372 067) of 95 Epping Road, North Ryde, NSW 2113 (Silex); and

     ISONICS CORPORATION of 5906 McIntyre Street, Golden, CO 30403, United States of America (Isonics).

RECITALS

A. Silex has developed a process with which it seeks to separate isotopes by laser excitation.

B. Isonics is a specialty chemical and advanced materials company which develops, commercializes and markets stable and radioisotope-based products.

C. The parties have agreed to enter into this research and development agreement to jointly explore the technical and commercial benefits of using isotopically enriched silicon in the manufacture of semi-conductors and/or other electronic components.

OPERATIVE PROVISIONS

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this agreement, including the recitals, unless the context otherwise requires:

     Business Day means a day on which the banks are open for the conduct of normal business in Sydney (Australia) and Golden, Colorado (USA) excluding Saturdays, Sundays and public holidays.

     Confidential Information means any and all information including the Information, engineering or other technical or commercial information or know-how, information concerning Intellectual Property Rights of a party, internal management information and financial information which the parties provide to each other and which:

     (a)  is of a confidential nature; and

     (b)  if disclosed:

          (i)  in writing, is marked as confidential; or

          (ii) other than in writing, is declared to be confidential at the time of disclosure and summarized in a writing, which writing is:
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                                       2

               (A)  marked as confidential; and

               (B)  sent to the receiving party within one month of disclosure.

     Confidential Information does not mean or include information which:

     (c) was previously known to the other party without an obligation of confidentiality; or

     (d) is or becomes publicly available other than through a breach by the other party of its obligations under this or any other agreement; or

     (e) is developed by or on behalf of the receiving party independent of any information furnished under this agreement; or

     (f) is received from a third party whose disclosure does not violate any confidentiality agreement or obligation.

     Defaulting Party is defined in clause 8.2.

     Information means all information or know how (including technical and scientific information and know how), whether or not in Material Form and whether or not existing at the date of this agreement, relating to the Program or the subject matter (including contents) of this agreement.

     Intellectual Property Rights means all registered or unregistered statutory or other proprietary rights in respect of copyright, trade marks, service marks, designs, patents, circuit layout rights, Confidential Information, and any rights to registration of such rights whether created before, on or after the date of this agreement.

     Investigation means the investigations of the technical and commercial benefits of using isotopically enriched silicon in the manufacture of semi-conductors and/or other electronic components conducted by or on behalf of the parties as part of the Program.

     Isonics Technology means any technology created or owned by Isonics and relating to the development, commercialization and marketing of stable and radioisotope-based products.

     Item means each of the following items of research to be undertaken as part of the Program as described in schedule 3:

     (a) with respect to silicon-28 which is enriched to 99.9% and using thin films:

          (i) hall mobility as a function of temperature for n and p type silicon thin films (2 Items);

          (ii) thermal conductivity of undoped silicon thin films at room temperature and liquid nitrogen temperature (2 Items);
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                                       3

          (iii) basic transistor characteristic of a FET made with a silicon-28 epi wafer (1 Item);

          (iv) basic transistor characteristics of a FET made with a silicon-28 SOI wafer (1 Item); and

     (b) with respect to silicon-28 enriched to each of 99.9%, 99.0% and 98.0% and using thick (80 - 100u) films:

          (i) hall mobility as a function of temperature of n and p type silicon thick films (6 Items);

          (ii) thermal conductivity of undoped silicon thick films at room temperature and liquid nitrogen temperature (6 Items); and

     (c) with respect to silicon-28 enriched to 99.0%o and using a bulk single crystal sample obtained from Oak Ridge National Laboratory, thermal conductivity at room temperature and liquid nitrogen temperature (2 Items).

     Material Form, in relation to Information, includes any form (whether visible or not) of storage from which the Information can be reproduced, and any form in which the Information is embodied or encoded.

     Notice includes all notices, consents, requests, waivers, demands or other communications by a party to the other party permitted or required by this agreement.

     Program means the research and development program outlined in schedules 2 and 3.

     Quarter means the period of three consecutive months commencing on 1 July 1999, 1 October 1999 and 1 January 2000.

     Report means a detailed, progress report containing the results of the Investigations up to the point in time at which it is prepared.

     SILEX Technology means the technology for the separation of isotopes by laser excitation which Silex has developed.

     Technical Information means the physical copies of the Reports, and the data therein which results from the Investigations and the Program. Technical Information does not mean or include:

     (a)  any Intellectual Property Rights of a party; nor

     (b) any information that was in existence before the date of this agreement.

     Terminating Party is defined in clause 8.2.

     Yale Patents means the United States patent numbers 5, 144, 409 and 5, 442,191 registered in the name of Yale University and licensed to Isonics.

1.2  Interpretation

     In this agreement, including the recitals, unless the contrary intention appears:

     (a)  the singular includes the plural and vice versa;

     (b) a reference to any one of an individual, corporation, partnership, joint venture, association, authority, trust or government includes (as the context requires) any other of them;

     (c) the table of contents and headings are for convenience only and do not affect interpretation;

     (d) a reference to $ or dollars is a reference to an amount in the currency of the United States of America;

     (e) a reference to a recital, clause, schedule or annexure is to a recital, clause (including sub-clause, paragraph, sub-paragraph or further subdivision of a clause), schedule or annexure of or to this agreement, and a reference to a paragraph is to a paragraph in a schedule; and

     (f) including and similar expressions are not and must not be treated as words of limitation.

1.3  Schedules

     The schedules form part of this agreement.

2.   THE PROGRAM

2.1  Purpose

     (a) The purpose of the Program is for the parties to jointly explore the technical and commercial benefits of using isotopically enriched materials in the manufacture of semi-conductors and/or other electronic components.

     (b) Isonics is responsible for, and must undertake or procure the undertaking of, the tasks set forth in schedules 2 and 3.

2.2  Scope of Program

     The Program will investigate and assess:

     (a) the scientific and technical benefits of using isotopically enriched silicon in the manufacture of semi-conductors and other electronic components;

     (b) the potential commercial applications of, and benefits of using, enriched silicon;
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                                       5

     (c) the potential market for enriched silicon isotopes (including an assessment of the size and existence of such a market); and

     (d) those parties which are likely to be interested in sourcing enriched silicon and applying it in the conduct of their business,

     to allow the parties to fully appreciate the feasibility of using isotopically enriched silicon in the manufacture of products and devices.

2.3  Amendment to scope of Program

     The parties may agree to expand the Program to include an investigation and assessment of the scientific and technical benefits of using isotopically enriched materials other than silicon in:

     (a)  the manufacture of products and devices; and

     (b)  medical diagnostics, imaging and therapy, and drug development.

2.4  Third Party Researchers

     When engaging a third party (including researchers) to conduct part of, or otherwise participate in, the Investigations:

     (a) Isonics must use that third party identified in schedule 2 in respect of a particular aspect of the Program, or an equally competent organization to the relevant third party identified in schedule 2; and

     (b) if the third party engaged is not that person identified in schedule 2, Isonics must promptly notify Silex of the identity of the third party actually engaged.

2.5  Interim Reporting

     Isonics must:

     (a)  prepare three Reports for Silex, each of which:

          (i) contains the detailed results of the research and Investigations conducted up to the date of the Report;

          (ii) details the current status of the Program and the Investigations undertaken by Isonics;

         (iii) articulates clearly and fully the results of the research conducted into the Items since execution of this agreement or completion of the previous Report (as the case may be) and its interpretation of those results and their implications;

          (iv) summarizes all relevant Information learnt or obtained by Isonics since execution of this agreement or completion of the previous Report (as the case may be); and

          (v)  is written in English; and

     (b) deliver one of those Reports to Silex on the 21st day of the month immediately preceding the first month of a Quarter, or on such other dates as the parties may reasonably agree upon (having regard to the progress of the Investigations).

2.6  Final Report

     On 21 March 2000 or on such other date as Silex may reasonably agree with Isonics (having regard to the likely date of completion of all the Investigations), Isonics must:

     (a)  prepare a detailed final report which:

          (i) contains the detailed technical results of all research and Investigations conducted during the Program and all other information which a person would reasonably require to allow it to assess:

               (A) the technical benefits of, and estimated costs resulting from the use of, isotopically enriched silicon in any commercial application;

               (B) the potential commercial applications of isotopically enriched silicon (and other agreed materials); and

               (C) the size and scope of the market for isotopically enriched silicon (and other agreed materials) in any commercial application;

          (ii) clearly and fully articulates the result of all research conducted in respect of the Items and Isonics' interpretation of those results and their implications; and

         (iii) is written in English; and

     (b)  deliver that report to Silex.

3.   PROVISION OF INFORMATION AND INSPECTIONS

3.1  Provision of Information by Isonics

     Isonics must provide to Silex:

     (a) a copy of all Information which it has in its possession or which is known to it, other than information restricted by confidentiality agreements, and which is part of the program or the Items under investigation, within the later of:

          (i)  23 April 1999; and

          (ii) five Business Days after execution of this agreement; and

          (iii) five Business Days after receipt of funds by Isonics;

     (b) a copy of all Information which it receives or which becomes known to it, and which is part of the Program or the Items under investigation.

     For the avoidance of doubt, Isonics is not required to disclose any information about the Isonics Technology which is not part of the Program or is not generally known.

3.2  Provision of Information by Silex

     Silex must provide to Isonics:

     (a) a copy of all Information which it has in its possession or which is known to it, other than information restricted by confidentiality agreements, and which is part of the Program or the Items under investigation, within five Business Days after execution of this agreement; and

     (b) a copy of all Information which it receives or which becomes known to it, and which is part of the Program or the Items under investigation.

     For the avoidance of doubt, Silex is not required to disclose any information about the SILEX Technology which is not part of the Program or is not generally known.

3.3  Continuing obligations

     The parties must provide one another with regular updates on, and keep one another fully informed of, the progress of the Investigations and the Program.

3.4  Full access

     Subject to:

     (a)  confidentiality obligations each party may have; and

     (b) the dispensation from providing Confidential Information respectively set forth in clauses 3.1 and 3.2,

     neither party must do, or omit to do, anything which will or may preclude the other party from obtaining full, complete and unfettered access to Information to which it is entitled under this agreement.

3.5  Inspections and discussions

     (a) Isonics will permit, and will use its reasonable efforts to ensure that any third party who performs services (including research) for it under the Program will permit, Silex (by its authorized representatives) to:

          (i) attend during normal business hours and on reasonable notice at any of the premises (including laboratories) where any Investigations are being performed;

          (ii) discuss the progress of those Investigations and related research openly and candidly with the persons (including scientists) who are providing the services (including conducting the research); and

         (iii) otherwise make contact, and correspond, with those third parties.

     (b)  Any attendances, discussions or contact by Silex pursuant to clause
          3.5 (a) will be arranged through Isonics.

4.   FUNDING

4.1  Allocation of Funding

     (a) Silex will provide $200,000 towards the costs of the Program in schedules 2 and 3 and, to that end, Silex must transfer to Isonics by wire transfer:

          (i)  $50,000 upon the signing of this agreement;

          (ii) $50,000 within five Business Days after receipt by Silex of all of the Information which Isonics is required to provide pursuant to clause 3.1(a);

         (iii) three further installments of $25,000 each, one of which is payable:

               (A) on the first day of each Quarter if it receives a Report on the 21st day of the month immediately preceding that Quarter; or

               (B) five Business Days after receipt of a Report by Silex if the Report is received on another date agreed by the parties as contemplated by clause 2.5(b); and

          (iv) $25,000 on 1 April 2000 if Silex receives the final report referred to in clause 2.6 on 21 March 2000, or otherwise five Business Days after it receives that final report, and

     Isonics will fund the balance of the costs of the Program in schedules 2 and 3 unless additional funding is obtained pursuant to clause 4.3.

     (b) Schedule 4 specifies the dates on which a Report must be provided to Silex and the date for transfer of moneys by wire transfer by Silex if the parties do not agree to amend those dates in accordance with clause 2.5(b).

     (c) For the avoidance of doubt, the aggregate maximum amount payable by Silex to Isonics in relation to the Program is $200,000 (unless Silex agrees to contribute a higher sum).

     (d) Silex acknowledges that some of the costs of the Program (including, in particular, the acquisition of certain testing materials) were incurred by Isonics prior to execution of this agreement.

     (e) On the date of transfer of funds by Silex to Isonics, Silex will fax to Isonics a copy of the document which evidences that the telegraphic transfer has occurred. Isonics acknowledges that there may be a lapse of two or three Business Days between the date of telegraphic transfer of funds by Silex and the date of receipt of those funds by Isonics.

4.2  Right to inspect books

     Within five Business Days after a request is made by Silex, Isonics must provide to Silex evidence of all of the costs incurred in connection with the Program up to the date of provision of that evidence.

4.3  Third party funding

     (a) Isonics may accept additional funding towards the cost of the Program from third parties.

     (b) The provision of funding by a third party pursuant to clause 4.3(a) will not in any way affect Silex' rights under this agreement or in respect of the Program.

     (c) Within five Business Days after agreeing the terms on which a third party will contribute towards the costs of the Program pursuant to clause 4.3(a), Isonics must notify Silex of:

          (i)  the identity of that third party; and

          (ii) the basic terms of the arrangement between Isonics and that third party

4.4  Refund to Silex

     (a) If, at the termination or expiry of this agreement or the Program, Isonics has not:

          (i)  conducted research in respect of an Item; or

          (ii) reported the results of its research into each Item to Silex (as contemplated by clause 2.5),

     then Isonics must pay $10,000 to Silex for each Item on which it has not so conducted research or reported.

     (b) Payment under clause 4.4(a) must be made to Silex within 10 Business Days after the termination or expiry of this agreement or the Program (as the case may be).

5.   INTELLECTUAL PROPERTY RIGHTS AND MATERIALS

5.1  Ownership

     (a) Subject to clause 5.1(b), the parties will own the Technical Information jointly as tenants-in-common.

     (b) For the avoidance of doubt, the reference to joint ownership of Technical Information set forth in clause 5.1(a) is only to joint ownership of the physical copies of Reports and of the data contained therein. It does not refer to ownership of any Intellectual Property Rights.

     (c)  Any Intellectual Property Rights created by a party:

          (i)  in connection with the Program; or

          (ii) based on the Information or the results of the Investigations or the Program,

          will be the sole property of that party.

5.2  The Technology of Each Party

     (a) Any right, title or interest which either party acquires pursuant to clause 5.1 does not extend to the technology of the other party. Accordingly, Isonics will not own or acquire any right, title or interest in or to the SILEX Technology and Silex will not own or acquire any right, title or interest in or to any of the Isonics Technology.

     (b)  Neither party must:

          (i) do or cause to be done any act which in any way impairs, or intends to impair, any part of the other party's full, valid and exclusive ownership of all right, title and interest in and to the technology of the other party; or

          (ii) represent in any way to any person that it has any ownership or other rights or interest in the technology of the other party.

5.3  The Yale Patents

     (a)  Any right, title or interest which Silex acquires pursuant to clause
          5.1 does not extend to the Yale Patents. Accordingly, Silex will not own or acquire any right, title or interest in or to the Yale Patents.

     (b)  Silex must not:

          (i) do or cause to be done any act which in any way impairs, or intends to impair, any part of Isonics' right, title and interest in and to the Yale Patents; or

          (ii) represent in any way to any person that it has any ownership or other rights or interest in the Yale Patents.

6.   CONFIDENTIALITY

6.1  Confidentiality Obligations

     (a) Each of the parties must treat as confidential, in the same manner as it treats its own confidential information of like kind, but using no less than a reasonable standard of care, the Confidential Information of the other party.

     (b) A party may only use the other party's Confidential Information for the purposes of performing its rights and obligations under this agreement.

     (c) A party must not, without the prior written consent of the other party, disclose that other party's Confidential Information to any person other than to the first party's personnel to the extent that those persons require the Confidential Information in order to carry out the first party's rights and obligations under this agreement.

     (d) Each party must ensure that each of its employees and agents engaged in the Program agrees to be bound by, and complies with, the confidentiality obligations set out in this clause 6.1.

6.2  Public announcements

     Subject to clause 6.3, no public announcements or communications relating to the negotiations of the parties or the existence, subject matter or terms of this agreement may be made or authorized by or on behalf of a party without the prior written approval of the other party (such approval not to be unreasonably withheld or delayed).

6.3  Disclosure required by law

     Nothing in this agreement will preclude a party from disclosing any Confidential Information which is required to be disclosed by law or under the rules of any stock exchange by which the party is bound to comply provided that the party:

     (a) notifies the other party that the Confidential Information is required to be disclosed as soon as reasonably possible after discovering that requirement; and

     (b) provides all reasonable assistance to the other party (at that other party's expense) in opposing any subpoena or other process pursuant to which the Confidential Information is required to be disclosed.

7.   FUTURE CONDUCT AND RELATIONSHIP

7.1  Future joint Efforts

     (a)  The parties may (but need not) combine their efforts:

          (i) to conduct any additional research which they consider necessary or desirable having regard to the results of the Program; or

          (ii) to seek to commercially exploit the outcome of the Investigations and the Program.

     (b) Any future arrangement between the parties will only arise if they are able to agree in writing to terms relating to that future arrangement.

7.2  Right to use Results

     (a) Either party may at any time use the results of the Program or any part of the Investigation in any way it determines including to establish a business which will commercially exploit enriched silicon and/or other materials.

     (b) Nothing in this agreement gives a party any right, title or interest in or to any business or venture which the other party may establish pursuant to clause 7.2(a). Each party acknowledges and agrees that it will have no claim against the other party in respect of any such venture or the profit derived by the other party from any such venture.

     (c) Neither party will unlawfully use or infringe the Intellectual Property Rights of the other party.

     (d) Subject to clause 6, each party may discuss the Information and the results of the Program with third parries without obtaining the prior consent of the other party.

7.3  Use of Each Party's name

     Each Party must obtain the other party's prior written consent to use the other party's name or to refer to the other party in connection with the Program, the Investigations or the subject matter of this agreement.

8.   TERM AND TERMINATION

8.1  Term

     This Agreement:

     (a)  commences upon execution by both parties; and

     (b) terminates eighteen months thereafter, unless earlier terminated as set forth below.

8.2  Common Termination Rights

     A party (Terminating Party) may terminate this agreement by written notice to the other party (Defaulting Party) if:

     (a)  the Defaulting Party:

          (i)  commits a breach of; or

          (ii) is in default under,

          a material term of this agreement and that breach or default, if capable of being remedied, is not remedied by the Defaulting Party within 30 Business Days after a notice specifying the breach is served upon the Defaulting Party by the Terminating Party;

     (b) the Defaulting Party repeatedly or persistently breaches, or is repeatedly or persistently in default under, any of the provisions of this agreement;

     (c) the Defaulting Party infringes any Intellectual Property Rights of the Terminating Party;

     (d) an order is made to wind up the Defaulting Party or the Defaulting Party goes into liquidation whether voluntarily or otherwise;

     (e) the Defaulting Party makes an assignment for the benefit of, enters into an arrangement or composition with its creditors, or has an administrator appointed to it;

     (f) the Defaulting Party ceases to carry on business or ceases to be able to pay its debts as and when they fall due; or

     (g) the Defaulting Party has a receiver, receiver and manager, manager or administrator appointed over it or any material part of its assets or operations.

     Termination pursuant to clauses 8.2(b) to 8.2(g) (inclusive) will be effective 30 Business Days after notice is given by the Terminating Party.

8.3  Survival

     Clauses 1.1, 1.2, 4.4, 5, 6, 7.2, 7.3 and 9 survive termination or expiration of this agreement.

9.   GENERAL

9.1  Entire agreement

     (a) This agreement constitutes the entire agreement between the parties in relation to its subject matter. No understanding, arrangement or provision not expressly set out in this agreement will bind the parties. Accordingly all correspondence, negotiations and other communications between the parties in relation to the subject matter of this agreement which precede this agreement are SUPERSEDED by and merged in it.

     (b) Notwithstanding clause 9.1(a), all confidentiality agreements executed by the parties survive execution of, and are not fettered or amended in any way by, this agreement.

9.2  Amendment

     This agreement may only be amended in writing signed by all the parties and not in any other manner.

9.3  Waiver

     (a) The failure by any party at any time to enforce any of its powers, remedies or rights under this agreement will not constitute a waiver of those powers, remedies or rights or affect the party's rights to enforce those powers, remedies or rights at any time.

     (b) Any single or partial exercise of any power, remedy or right does not preclude any other or further exercise of it or the exercise of any other power, remedy or right under this agreement.

9.4  Severance

     If any provision of this agreement is prohibited, invalid or unenforceable in any jurisdiction, that provision will, as to that jurisdiction, be ineffective to the extent of the prohibition, invalidity or unenforceabihty without invalidating the remaining provisions of this agreement or affecting the validity or enforceability of that provision in any other jurisdiction.

9.5  Governing Law

     This agreement is governed by the law in force in Colorado, United State of America and the parties submit to the non-exclusive jurisdiction of the courts of Colorado,

     United State of America and all courts competent to hear appeals from those in respect of all proceedings arising in connection with this agreement.

9.6  Assignment

     No party may assign or transfer any of its rights or obligations under this AGREEMENT without the prior written consent of the other party.

9.7  Further assurances

     Each party must do, sign, execute and deliver and must procure that each of its employees and agents does, signs, executes and delivers all deeds, documents, instruments and acts reasonably required of it or them by Notice from another party effectively to carry out and give full effect to this agreement and the rights and obligations of the parties under it.

9.8  Counterparts

     This agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

9.9  Notices

     Schedule 1 applies to Notices.

                                   SCHEDULE 1

                                     NOTICES

1.   Delivery

     A Notice must be in writing and delivered on a Business Day, sent by prepaid mail (airmail if overseas) or by facsimile to the address or facsimile number of the recipient party set out in paragraph 3 or to such other address or facsimile number as that party may from time to time notify the other parties for the purposes of this schedule.

2.   Receipt

     A Notice given in accordance with paragraph 1 will be treated as having been received:

     (a) if it is delivered before 5:00pm on a Business Day, at the time of delivery otherwise at 9:00am on the next following Business Day;

     (b) on the third Business Day (or seventh Business Day if sent overseas) after posting; and

     (c) if sent by facsimile, upon production of a correct and complete transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purposes of this paragraph (but if the communication is not completed by 5:00pm on a Business Day, at 9:00am on the next following Business Day).

3.   Addresses for Notices

     For the purposes of this schedule, the address and facsimile details of each party are as follows:

     Silex

     Attention: Dr Michael Goldsworthy

     Address: Building 64, Lucas Heights Science & Technology Centre New Illawarra Road, Lucas Heights, NSW, 2234, Australia

     Facsimile: + 61 2 9717 3689

     Telephone: + 612 9717 3589 (this is included for information purposes only)

     Isonics

     Attention: Dr Stephen Burden

     Address:   5906 McIntyre Street, Golden, CO 80403, United States of America

     Facsimile: + 1303 279 7300

     Telephone: + 1 303 279 7900 (this is included for information purposes only)

                                   SCHEDULE 2

                                 ISONICS PROGRAM
                                  (Clause 1.1)

                        TASKS                                    SCHEDULED TO COMPLETE    ESTIMATED COSTS
                                                                      ON OR BEFORE             (USD)
------------------------------------------------------------     ---------------------    ---------------
THIN FILMS

1.   Purchase 1 kg of 99.9% enriched silicon-28 as                     April 1999         $115,000 material
     tetrafluoride

2.   Transform silicon-28 tetrafluoride to silane and                   May 1999           $30,000 labour
     complete conversion and purification of 1kg of starting
     material (Voltaix)

3.   Manufacture epi wafers for thermal conductivity,                  June 1999           $35,000 labour
     carrier mobility, and transistor test specimens
     (Lawrence Semiconductor Research Laboratory)

4.   Measure carrier mobility of thin epi films (Lawrence              July 1999          None to Program
     Berkeley Laboratory, UC San Diego)

5.   Measure thermal conductivity of 10 to 25 micron thick             July 1999          None to Program
     epi films (Bell Laboratories, SMU, UCLA).

6.   Measure basic CMOS transistor characteristics (UC                 July 1999          None to Program
     Berkeley)

7.   Measure basic CMOS transistor characteristics using SOI           July 1999          None to Program
     wafers (MIT)

                        TASKS                                    SCHEDULED TO COMPLETE    ESTIMATED COSTS
                                                                      ON OR BEFORE             (USD)
------------------------------------------------------------     ---------------------    ---------------
THICK EPI FILMS & BULK WAFERS

1.   Purchase 4.5 kg of 99.9% enriched silicon-28 as                   April 1999         $125,000 material
     tetrafluoride

2.   Manufacture 3 kgs of 99.9% silicon-28 trichlorosilane             June 1999          $100,000 labour and equipment
     (Voltaix)

3.   Determine maximum thickness of epitaxial layer possible            May 1999           $25,000 material and labour
     (Epitronics & Mattson Technology are possible vendors)

4.   Manufacture thick epi layers with 99.9%, 99.0% and                July 1999           $30,000 labour
     98.0% silicon-28 enrichments

5.   Purchase sample of 99.0% single crystal silicon-28 from            May 1999           $25,000 material
     Oak Ridge National lab

6.   Write report on results of Oak Ridge sample                       July 1999          None to Program

7.   Fabricate thick epi specimens                                    August 1999          $20,000 labour

8.   Measure thermal conductivity (Bell Laboratories)                December 1999        None to Program

9.   Measure carrier mobility (Lawrence Berkeley Laboratory)         December 1999        None to Program

10.  Program Completion 0- Write Final report                        February 2000        None to Program

                                                                                           $20,000 RESERVE

                                                                                          $525,000 PROJECT COSTS
                                                                                          ========

                                   SCHEDULE 3

                                 ISONICS PROGRAM
                                Deliverable Items
                                  (Clause 1.1)


A.   Silicon-28 thin films which are enriched to 99.9%

     1. Hall mobility as a function of temperature for n-type silicon thin films

     2. Hall mobility as a function of temperature for p-type silicon thin films

     3.   Thermal conductivity of undoped silicon thin films at room temperature

     4. Thermal conductivity of undoped silicon thin films at liquid nitrogen temperature

     5. Basic transistor characteristic of a FET made with a silicon-28 epi wafer

     6. Basic transistor characteristics of a FET made with a silicon-28 SOI wafer

B.   Silicon-28 thick (80 - 100u) films

     7. Hall mobility as a function of temperature for n-type silicon thick films using 99.9% enriched silicon-28

     8. Hall mobility as a function of temperature for n-type silicon thick films using 99.0% enriched silicon-28

     9. Hall mobility as a function of temperature for n-type silicon thick films using 98.0% enriched silicon-28

     10. Hall mobility as a function of temperature for p-type silicon thick films using 99.9% enriched silicon-28

     11. Hall mobility as a function of temperature for p-type silicon thick films using 99.0% enriched silicon-28

     12. Hall mobility as a function of temperature for p-type silicon thick films using 98.0% enriched silicon-28

     13. Thermal conductivity of undoped silicon thick films at room temperature using 99.9%a silicon-28.

     14. Thermal conductivity of undoped silicon thick films at room temperature using 99.0% silicon-28.

     15. Thermal conductivity of undoped silicon thick films at room temperature using 98.0% silicon-28.

     16. Thermal conductivity of undoped silicon thick films at liquid nitrogen temperature using 99.9% silicon-28.

     17. Thermal conductivity of undoped silicon thick films at liquid nitrogen temperature using 99.0% silicon-28.

     18. Thermal conductivity of undoped silicon thick films at liquid nitrogen temperature using 98.0% silicon-28.

C. Bulk crystal sample of Silicon-28 enriched to 99.0% obtained from Oak Ridge National Laboratory

     19.  Thermal conductivity at room temperature.

     20.  Thermal conductivity at liquid nitrogen temperature.

                                   SCHEDULE 4

                                 SCHEDULED DATES
                                  (Clause 4.2)

Subject to the right of the parties to agree alternative dates for delivery of the Reports pursuant to clauses 2.5(b) and 2.6, the dates on which reports are to be provided to Silex and installments are to be telegraphically transferred by Silex are as follows:

            DATE                                                   EVENT
---------------------------        ----------------------------------------------------------------
Upon execution of this             Silex wire transfers $50,000 to Isonics (clause 4.1(a)(i)(A))
agreement

On the later of 23 April           Isonics to provide information to Silex (clause 3.1(a))
1999 and within five
Business Days after
execution

Within five Business               Silex wire transfers $50,000 to Isonics (clause 4.1(a)(i)(B))
Days later

21 June 1999                       Isonics provides a Report to Silex (clause 2.5(b))

1 July 1999                        Silex wire transfers $25,000 to Isonics (clause 4.1(i)(B))

21 September 1999                  Isonics provides a Report to Silex (clause 2.5(b))

1 October 1999                     Silex wire transfers $25,000 to Isonics (clause 4.1(i)(B))

21 December 1999                   Isonics provides a Report to Silex (clause 2.5(b))

1 January 2000                     Silex wire transfers $25,000 to Isonics (clause 4.1(i)(B))

21 March 2000                      Isonics provides final report to Silex (clause 2.6)

1 April 2000                       Silex wire transfers $25,000 to Isonics (clause 4.1(i)(C))


EXECUTED as an agreement.



EXECUTED by SILEX SYSTEMS LIMITED:


/s/ Michael Goldsworthy                     /s/ Chris Wilks
----------------------------------          ----------------------------------
Michael Goldsworthy                         Chris Wilks
Managing Director                           Director

EXECUTED by ISONICS CORPORATION
in the manner required by its by-laws:

/s/ James E. Alexander                      /s/ Stephen J. Burden
----------------------------------          ----------------------------------
James E. Alexander                          Stephen J. Burden
President                                   Vice President, Electronic Materials